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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):        August 28, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Delaware                1-7182                13-2740599
       -------------------    -------------------    --------------------
        (State or Other          (Commission           (I.R.S. Employer
        Jurisdiction of          File Number)         Identification No.)
         Incorporation)

4 World Financial Center, New York, New York                     10080
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:          (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure

     Stan O'Neal, Merrill Lynch president and chief operating officer and CEO-designate, is scheduled to speak at the 2002 Merrill Lynch Banking & Financial Services Conference on Wednesday, September 4 during the luncheon session between 12:30 pm and 2:00 pm (EDT). Mr. O'Neal will discuss "Investor Confidence and the Financial Services Industry".

     Mr. O'Neal's presentation will be available via a live audio webcast at Merrill Lynch's Investor Relations website, www.ir.ml.com. An on-demand webcast replay of the presentation should be available shortly thereafter at the same web address.

                         *            *             *

     Merrill Lynch may make or publish forward-looking statements about management's expectations, strategic objectives, business prospects, anticipated expense savings and financial results, anticipated results of litigation and regulatory proceedings and other similar matters. A variety of factors, many of which are beyond our control, affect the operations, performance, business strategy and results of Merrill Lynch and could cause actual results and experiences to differ materially from the expectations and objectives expressed in these statements. These factors include, but are not limited to, the factors described in the company's 2001 Annual Report on Form 10-K and subsequent reports on Form 8-K and Form 10-Q, which are available at the SEC's website, www.sec.gov. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update such statements to reflect the impact of circumstances or events that arise after the date these statements were made.







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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   MERRILL LYNCH & CO., INC.
                                                ------------------------------
                                                         (Registrant)




                                               By: /s/ Judith A. Witterschein
                                                  ----------------------------
                                                       Judith A. Witterschein
                                                       Corporate Secretary



Date:   August 28, 2002




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